SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



Date of Report :  February 5, 1996 (Date of earliest event reported)
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                            December 15, 1995
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                  MANAGEMENT TECHNOLOGIES, INC.                    Exact name of
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Registrant as specified in its Charter)


                           NEW YORK                                (State of
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other jurisdiction of incorporation)


     0-17206                              13-3029797
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Commission File No.                 I.R.S. Employer Identification


630 Third Avenue, New York, NY        10017
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Address of principal                Zip Code
executive offices


      (212) 557-0022
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Registrant's telephone number,
including area code
ITEM 5.  OTHER EVENTS


          On December 15, 1995, the Registrant ("the Company") entered into a letter agreement (the `Letter Agreement'') with Israel Trading Fund Ltd. (`ITF'') and Select Capital Advisors, Inc. (``Select Capital'') with regard to the placement and subscription of the Company's 9% Subordinated Convertible Debentures (the `Debentures'') in the aggregate amount of $6,000,000, maturing on December 31, 1997. Under the Letter Agreement, the Debentures are to be subscribed in four tranches as follows:
1. Series A Debenture, in the amount of $1,250,000 was due to close on or prior to December 15, 1995, subject to the Company's arranging for its management or others (1) to acquire $1,000,000 of common shares of the Company (`Shares'') on or prior to December 22, 1995 and (2) to execute a commitment prior to such date for the acquisition of $250,000 of additional Shares which note will mature on or prior to April 30, 1996. Series A Debenture was increased to $1,950,000 by letter agreement dated December 22, 1995.
2. Series B Debenture, in the amount of $1,500,000 is due to close on or prior to February 10, 1996, subject to the Company's not suffering a loss for the quarter ending January 31, 1996 per the Company's unaudited financial statements for the quarter ending January 31, 1996, as certified by the Company's President and Chief Financial Officer.
3. Series C Debenture, in the amount of $1,500,000 is due to close on or prior to March 15, 1996 subject to the Company entering into at least two contracts with financial institutions for the purchase of the Company's products, which contracts would generate not less than $2,000,000 in gross revenues, and not less than $1,000,000 in gross revenues would be recognizable on or prior to April 30, 1996.
4. Series D Debenture, in the amount of $1,750,000 is die to close on or prior to May 15, 1996, subject to the Company not suffering a loss in the fiscal year ending April 30, 1996 per the Company's unaudited financial statements for the year ending April 30, 1996, as certified by the Company's President and Chief Financial Officer.
     The Debentures are due and payable on December 31, 1997, and all principal and interest is convertible by the Holders into Shares. The conversion period starts 45 days from the closing date of the Debentures and ends on the maturity date of the Debentures. In the event that the Debentures are not converted by the Holders at maturity, then in that event, the Debentures are automatically converted by their terms into Shares. The Shares to be issued upon conversion are issued pursuant to a Regulation "S" exemption of the Securities Act of 1933, as amended. The Holders have represented that they qualify pursuant to the exemption.
     Series A Debentures are convertible at the lower of $.48 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date.
     Series B Debentures are convertible at the lower of $.69 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date.
     Series C Debentures are convertible at the lower of $1.04 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date.
     Series D Debentures are convertible at the lower of $1.38 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date.
     On December 29, 1995, the Company completed transactions wherein the Company issued six Series A Debentures in the aggregate amount of $1,850,000 to Torah Vachesed Lezra Vesad, Schulamit Kritzker, Dovasa S.A., Aron Meyer Gee, and Chava Fischman.
     On February 5, 1996, the Company completed transactions wherein the Company issued four Series B Debentures in the aggregate amount of $1,850,000 to Henry Zieleniec, Raphael Lapidus, Miriam Herzel, and Yosef Yud. The Series B Debentures completed on February 5, 1996 are convertible at the lower of $.53 per share or 62.5% of the average closing bid for the market price of the Company's stock as traded on the Over-the-Counter market for a five (5) consecutive business days immediately preceding the conversion date.
     The Company agreed to pay 5% of gross proceeds to ITF, 5% of gross proceeds Select Capital, 3% of gross proceeds to Barrocas & Behzadi Investments and 0.5% to London Select Entreprises Ltd. In addition, the Company agreed to issue Shares to Barrocas & Behzadhi in a number equivalent to 1% of the gross proceeds, based on the lower of $0.75 per Share or the bid price on the Debentures closing date, and 1 one (1) warrant (the `Warrants'') to purchase one (1) Share per $10 of Debenture as directed by ITF and Select Capital. The Warrants are exercisable at after June 15, 1996 at $0.69 per Share and expire in two and a half years.
ITEM 7.  EXHIBITS
10.115. Copy of Letter Agreement dated December 15, 1995 with Israel Trading Fund, Ltd. and Select Capital Advisors, Inc.
10.116. Copy of Letter Agreement dated December 22, 1995 with Israel Trading Fund, Ltd. and Select Capital Advisors, Inc.
10.117         Copy of Agreement For Consulting Services with Barrocas and
     Behzadi
          Investments dated November 27, 1995.
10.118         Copy of 9% Convertible A Debenture issued to Torah Vachesed Lezra
     Vesad     dated     December 20, 1995.
10.119         Copy of Escrow Agreement with Barry B. Globerman, dated December
20, 1995.
10.120         Copy of a Treasury Order dated December 20, 1995.
10.121         Copy of an Offshore Securities Subscription Agreement with Torah
Vachesed                 Lezra Vesad dated December 20, 1995
10.122         Copy of 9% Convertible A Debenture issued to Schulamit Pritzker
     dated     December 19, 1995.
10.123         Copy of Escrow Agreement with Barry B. Globerman, dated December
20, 1995.
10.124         Copy of a Treasury Order dated December 20, 1995.
10.125         Copy of an Offshore Securities Subscription Agreement with
Schulamit Pritzker            dated December 20, 1995
10.126         Copy of 9% Convertible A Debenture issued to Aron Meyer Gee dated
     December       22, 1995.
10.127         Copy of Escrow Agreement with Barry B. Globerman, dated December
22, 1995.
10.128         Copy of a Treasury Order dated December 20, 1995.
10.129         Copy of an Offshore Securities Subscription Agreement with Aron
Meyer Gee                     dated December 22, 1995
10.130         Copy of 9% Convertible A Debenture issued to Dovasar S.A., dated
     December 29,   1995.
10.131         Copy of Escrow Agreement with Barry B. Globerman, dated December
29, 1995.
10.132         Copy of a Treasury Order dated December 29, 1995.
10.133         Copy of an Offshore Securities Subscription Agreement with
Dovasar S.A. dated            December 29, 1995
10.134 Copy of 9% Convertible A Debenture issued to Chava Fishman, dated December 29, 1995.
10.135         Copy of Escrow Agreement with Barry B. Globerman, dated December
29, 1995.
10.136         Copy of a Treasury Order dated December 29, 1995.
10.137         Copy of an Offshore Securities Subscription Agreement with Shava
Fischman                 dated December 29, 1995
10.138         Copy of 9% Convertible B Debenture issued to Henry Zielenic,
     dated January 25,   1996.
10.139         Copy of Escrow Agreement with Barry B. Globerman, dated January
25, 1996..
10.140         Copy of a Treasury Order dated January 25,   1996.
10.141         Copy of an Offshore Securities Subscription Agreement with Henry
     Zieleniec           dated January 25, 1996.

10.142         Copy of 9% Convertible B Debenture issued to Raphael Lapidus,
     dated January 29,   1996.
10.143         Copy of Escrow Agreement with Barry B. Globerman, dated January
29, 1996.
10.144         Copy of a Treasury Order dated January 29, 1996.
10.145         Copy of an Offshore Securities Subscription Agreement with
Raphael Lapidus     dated               January 29, 1996.
10.146         Copy of 9% Convertible B Debenture issued to Miriam Herzel, dated
     January 29,    1996.
10.147         Copy of Escrow Agreement with Barry B. Globerman, dated January
29, 1996.
10.148         Copy of a Treasury Order dated January 29, 1996.
10.149         Copy of an Offshore Securities Subscription Agreement with Miriam
     Herzel dated   January 29, 1996
10.150 Copy of 9% Convertible B Debenture issued to Yosef Yud, dated January 29, 1996.
10.151         Copy of Escrow Agreement with Barry B. Globerman, dated January
29, 1996.
10.152         Copy of a Treasury Order dated January 29, 1996
10.153         Copy of an Offshore Securities Subscription Agreement with Yosef
Yud dated                     January 29, 1996.
10.154 Copy of 9% Convertible B Debenture issued to Menachem M. Begun, dated January 30, 1996.
10.155         Copy of Escrow Agreement with Barry B. Globerman, dated January
30, 1996.
10.156         Copy of a Treasury Order dated January 30, 1996
10.157         Copy of an Offshore Securities Subscription Agreement with
Menachem M. Begun             dated January 30, 1996.



SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MANAGEMENT TECHNOLOGIES, INC.
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                              (Registrant)


                              /s/ Peter Morris
                                  ------------

                              Peter Morris
                              President & Chief Operating Officer


Dated:    New York, New York
          February 5, 1996